Collaborative Arrangements	12 Months Ended
Dec. 31, 2013
CollaborativeArrangementDisclosureTextBlockAbstract
Collaborative Arrangement
COLLABORATIVE ARRANGEMENTS
The Company is a party to a license and supply agreement with Sigma-Tau (as assignee of Sigma-Tau Industrie Farmaceutiche Riunite S.p.A.) dated December 7, 2001. Under the agreement, Sigma-Tau obtained exclusive rights to distribute, market and sell defibrotide to treat VOD in the United States. This license expires 8 years after product launch. In 2005, the Company expanded Sigma-Tau’s current license territory to North America, Central America and South America, subject to receipt of marketing authorization, if any, in the applicable territory. In January 2010, the Company amended its existing license and supply agreement to encompass a license to Sigma-Tau for the intravenous formulation of defibrotide for the prevention of VOD in the Americas and to transfer the NDA post-approval in the United States. Pursuant to the license and supply agreement, as amended, between 2001 and 2010, the Company received milestone and other payments in the amount of $11.35 million and is entitled to an additional payment of $6.00 million following regulatory approval from the FDA to market defibrotide in the United States and a further $2.00 million following the transfer of the approved NDA to Sigma-Tau.
The license and supply agreement also envisages that the Company will produce and supply defibrotide to Sigma-Tau for marketing and distribution in the United States if and when the drug is approved by the FDA. The Company will be entitled to royalty payments equal to 7% of Sigma-Tau’s net sales of defibrotide and a supply price equal to the greater of 31% of net sales of defibrotide or €50 (approximately $68) per unit of finished product.
In addition, on October 12, 2007, the Company entered into a cost sharing agreement with Sigma-Tau to address the need for additional funding in accordance with the original license and supply agreement. Sigma-Tau agreed to reimburse 50% of certain costs associated with the development of defibrotide. Between 2007 and 2013, the Company received $11.00 million in reimbursement of research and development expenses. In addition, the Company agreed that $1.00 million in costs reimbursed by Sigma-Tau will be deductible from royalty payments that the Company will be entitled to receive in the future under the license and supply agreement. In 2013 we received €1.40 million ($1.80 million) as reimbursement of research and development expenses, and in 2014, Sigma-Tau agreed to reimburse the Company an estimated total of approximately $4.77 million as incurred.  We recognize the reimbursement of research and development expenses as revenue when we incur the costs subject to reimbursement.
Under the license and supply agreement, if, during the drug development stage, the Company realizes that the activities required to bring the product to completion will necessitate a material increase in expenditures, the parties will discuss the increased costs and possible revisions to the terms of the agreement; if the parties are unable to mutually agree on such revisions, either party can terminate the agreement. If the Company or Sigma-Tau terminates the agreement for that reason, or if the Company unilaterally discontinues the development of defibrotide to treat VOD (after written notice to Sigma-Tau), and the Company resumes the development of defibrotide within 36 months of the termination, substantially availing itself of the stages previously completed, either independently or with a third party, the Company will be required to promptly reimburse Sigma-Tau for the amounts received previously for development expenses.
The following table outlines the nature and amount of other revenue recognized in the accompanying consolidated statements of income (in thousands):

	For the Year Ended December 31,
	2011	2012	2013
Research and development cost reimbursement	€323	€1,257	€2,563
Upfront payments recognized ratably	1,703	—	—
Other revenues from F3F S.r.l.	—	—	39
Total	€2,026	€1,257	€2,602